                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                                               EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)    May 30, 2002
                                                            -------------



                              STONEPATH GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)



           Delaware                    0-26929                    65-0867684
--------------------------------------------------------------------------------
(State or Other Jurisdic-     (Commission File Number)          (IRS Employer
 tion of Incorporation)                                      Identification No.)


Two Penn Center Plaza, Suite 605, Philadelphia, PA                   19102
-----------------------------------------------------               ---------
(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code 215-564-9190
                                                  -------------

                                 Not Applicable
                  ---------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

         On May 30, 2002, through its wholly owned subsidiary, Stonepath Logistics Domestic Services, Inc., Stonepath Group, Inc. (the "Company") acquired 100 percent of the outstanding stock of United American Acquisitions and Management, Inc., d/b/a United American Freight, Inc., a Detroit-based privately held company ("United American"). Founded in 1973, United American provides integrated distribution solutions, including time-definite air and ground distribution, warehousing and order fulfillment services, for the automotive industry, manufacturers and other customers. The stock was acquired from Mr. Douglas Burke, the sole shareholder of United American. The stock was acquired in an arm's-length transaction with no material relationship existing between the selling Shareholder or the Company prior to the transaction. The purchase price was valued at $16.1 million, consisting of $5.1 million in cash paid at closing and the balance payable over a four year earn-out arrangement contingent upon the future financial performance of United American. The cash component of the transaction was financed through existing funds of the Company. For 2001, United American had revenues of $21.5 million.

         On May 31, 2002, the Company issued a Press Release announcing the transaction. A copy of the Press Release is attached to this Form 8-K as Exhibit 99.1.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits

              (c)     Exhibits.

              2.5 Stock Purchase Agreement dated April 9, 2002 by and among Stonepath Logistics Domestic Services, Inc., and United American Acquisitions and Management, Inc., d/b/a United American Freight Services, Inc. and Douglas Burke.

              2.6 Amendment to Stock Purchase Agreement dated May 30, 2002 by and among Stonepath Logistics Domestic Services, Inc., and United American Acquisitions and Management, Inc., d/b/a United American Freight Services, Inc. and Douglas Burke.

              99.1    Press Release dated May 31, 2002

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                STONEPATH GROUP, INC.



Date: June 11, 2002             By: /s/ Dennis L. Pelino
                                    -------------------------------------------
                                    Name: Dennis L. Pelino
                                    Title: Chairman and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number
(Referenced
to Item 601
of Reg. S-K)

       2.5 Stock Purchase Agreement dated April 9, 2002 by and among Stonepath Logistics Domestic Services, Inc., and United American Acquisitions and Management, Inc., d/b/a United American Freight Services, Inc. and Douglas Burke.

       2.6 Amendment to Stock Purchase Agreement dated May 30, 2002 by and among Stonepath Logistics Domestic Services, Inc., and United American Acquisitions and Management, Inc., d/b/a United American Freight Services, Inc. and Douglas Burke.

       99.1        Press Release dated May 31, 2002